UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2024

NORTHANN CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-56051	82-2911016
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2251 Catawba River Rd
Fort Lawn,
SC
29714
(Address of Principal Executive Office) (Zip Code)

(916) 573 3803
(Registrant’s telephone number, including area code)

c/o Northann Distribution Center Inc.
9820 Dino Drive, Suite 110
Elk Grove,
CA
95624
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	NCL	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company
☒

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01. Entry into a Material Definitive Agreement.

On December 20, 2024, Northann Corp. (the “Company”) entered into a securities purchase agreement with Caitlin Xu Kang as the lead investor and other passive investors (the “Caitlin SPA”), pursuant to which the Company agreed to sell common stock to these investors (the “Caitlin Purchasers”) in a private placement transaction (the “Caitlin Private Placement”). Pursuant to the Caitlin SPA, the Company agreed to transfer, assign, set over and deliver to the Caitlin Purchasers and the Caitlin Purchasers agreed, severally and not jointly, to acquire from the Company in the aggregate 9,000,000 shares of common stock of the Company, par value $0.001 per share (“Common Stock,” and such shares, the “Caitlin Shares”) at $0.15 per share, with the total consideration of $1,350,000. The transaction was closed on December 20, 2024. The Company had 55,464,400 shares of Common Stock outstanding after the issuance of the Caitlin Shares. The Company plans to use the proceeds from the Caitlin Private Placement as working capital.

Each Caitlin Purchaser understands that the Caitlin Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”). Such Caitlin Purchaser will not sell or otherwise dispose of the Caitlin Shares without registration under the Securities Act, and under applicable state securities or “Blue Sky” laws, or pursuant to an exemption therefrom.

The foregoing descriptions of the
Caitlin
SPA do not purport to be complete and is qualified in its entirety by reference to the form of
Caitlin
SPA filed as Exhibits 10.1 to this Current Report on Form 8-K, and which is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The disclosures contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.02.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1	Form of Securities Purchase Agreement by and between the Company and Caitlin Xu Kang as the lead investor and other passive investors dated December 20, 2024
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHANN CORP.

Date: December 23, 2024	By:	/s/ Lin Li
	Name:	Lin Li
	Title:	Chief Executive Officer

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